SECOND AMENDED AND RESTATED SECURITY AGREEMENT

      SECOND AMENDED AND RESTATED SECURITY AGREEMENT dated as of March 10, 2006, made by Graphite Technology Group, Inc., a Delaware corporation (the "Pledgor"), in favor of BPK Resources, Inc., a Nevada corporation (the "Secured Creditor").

      WHEREAS, the Secured Creditor has agreed to make certain loans (collectively, the "Loans") to the Pledgor in the aggregate principal amount of up to Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000.00), which is evidenced by (i) a Promissory Note, dated December 28, 2005, (ii) a Promissory Note, dated February 7, 2006 and (iii) a Promissory Note, dated the date hereof, in each case, by Pledgor to the order of the Secured Creditor in the aggregate principal amount of the Loans (collectively, the "Notes"); and

      WHEREAS, it is a condition precedent to the making of the Loans by the Secured Creditor that the Pledgor shall have executed and delivered to the Secured Creditor a pledge and security agreement providing for the pledge and grant to the Secured Creditor of a security interest in the Pledgor's interest in substantially all of its assets.

      NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Secured Creditor to make the Loans, the Pledgor hereby agrees with the Secured Creditor as follows:

      SECTION 1. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), effective as of January 21, 2006, the Pledgor hereby pledges, assigns and grants to the Secured Creditor, a continuing security interest in, general lien upon, and right to set off against the Pledgor's right, title and interest in its machinery and equipment located in its graphite processing plant at 106 Lakeside Avenue, Delano, Pennsylvania 18220, including its ACM Milling System (the "Machinery and Equipment"), and to all of its other assets including all of its Accounts, Goods, Inventory, General Intangibles, Intellectual Property, Products and Proceeds, as those terms are defined in the Uniform Commercial Code for the Commonwealth of Pennsylvania (the "Pledged Collateral") .

      SECTION 2. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

            (a) the prompt payment by the Pledgor, as and when due and payable, of all amounts owing by it in respect of the Loans and the Notes; and

            (b) the due performance and observance by the Pledgor of all of its other obligations from time to time existing under this Agreement.

      SECTION 3. Covenants as to the Pledged Collateral. So long as any of the Obligations shall remain outstanding, the Pledgor will, unless the Secured Creditor shall otherwise consent in writing, which consent shall not be unreasonably withheld:
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            (a) keep adequate records concerning the Pledged Collateral and permit the Secured Creditor or any agents or representatives thereof at any reasonable time and from time to time to examine and make copies of and abstracts from such records;

            (b) at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Secured Creditor may request in order to (i) perfect and protect the security interest created hereby; (ii) enable the Secured Creditor to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral; or (iii) otherwise effect the purposes of this Agreement; and (iv) Secured Creditor is authorized to file financing statements relating to the Pledged Collateral without Pledgor's signature; and

            (c) not create or suffer to exist any additional lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the security interest created hereby, the previously existing liens on the Pledged Collateral and the contemplated $625,000 Commonwealth of Pennsylvania DCED financing.

      SECTION 4. Ownership. Pledgor owns the Pledged Collateral. Except as set forth in Schedule 4, the Pledged Collateral is free and clear of all liens, security interests and claims, and Pledgor will keep the Collateral free and clear from all liens, security interests and claims, other than as contemplated by Section 3(c) above or those granted to or approved by Secured Creditor.

      SECTION 5. Additional Provisions Concerning the Pledged Collateral.

            (a) The Pledgor hereby authorizes the Secured Creditor to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

            (b) The Pledgor hereby irrevocably appoints the Secured Creditor the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Secured Creditor's discretion, to take any action and to execute any instrument which the Secured Creditor may deem necessary or advisable to accomplish the purpose of this Agreement.

            (c) The Pledgor represents and warrants to Secured Creditor that:
(i) it has duly obtained all authorizations, consents, rulings, approvals, licenses, franchises, permits and certificates by or of all third parties to any existing agreements or instruments by which Pledgor or any of the properties or assets of Pledgor is or may be bound, which are required for the execution, delivery and performance of the Notes, this Amended and Restated Security Agreement, or the Option Agreements, and the consummation of the transactions contemplated hereby or thereby, as applicable, and of or by all governmental authorities and non-governmental administrative or regulatory agencies having jurisdiction over Pledgor, its assets or properties, the Notes, this Amended and Restated Security Agreement, the Option Agreements or the Pledged Collateral, which are required for the execution, delivery and performance of the Notes, this Amended and Restated Security Agreement or the Option Agreements and the consummation of the transactions contemplated hereby or thereby, as applicable; and (ii) neither the execution and delivery of the Notes, this Amended and Restated Security Agreement or the Option Agreements by Graphite nor the performance by Graphite of its obligations hereunder or thereunder as applicable, will: (A) conflict with Pledgor's certificate of incorporation or bylaws; (B) violate any statute, law, ordinance, rule or regulation, applicable to Pledgor or any of the properties or assets of Pledgor; or (C) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Pledgor, or result in the creation or imposition of any lien upon any properties, assets or business of Pledgor under, any contract or any order, judgment or decree to which Pledgor is a party or by which it or any of its assets or properties is bound or encumbered.

      SECTION 6. Remedies Upon Default. If any Event of Default under the Notes shall have occurred and be continuing:

            (a) The Secured Creditor may, exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all of the rights and remedies of a secured party on default as provided under the law of the Commonwealth of Pennsylvania, and without limiting the generality of the foregoing and without notice except as specified below, and subject to the previously existing liens on the pledged collateral, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale at such price or prices and on such other terms as the Secured Creditor may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Creditor shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Creditor may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Secured Creditor in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Secured Creditor, be held by the Secured Creditor as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Creditor against, all or any part of the Obligations pro rata as to the principal amount of the Loans and the Notes. Any surplus of such cash or cash proceeds held by the Secured Creditor and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor or to such person as may be lawfully entitled to receive such surplus.

            (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Creditor is legally entitled, the Pledgor shall remain liable for the deficiency and the Secured Creditor shall retain all rights to collect on such Obligations provided by applicable law.

      SECTION 7. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telegraphed or delivered, if to the Pledgor, to it at 106 Lakeside Avenue, Delano, Pennsylvania 18220; and if to the Secured Creditor, to it at 264 Union Boulevard, Totowa, New Jersey 07152; or as to any of such parties at such other address as shall be designated by such parties in a written notice to the other parties hereto complying as to delivery with the terms of this Section 7. All such notices and other communications shall be effective (i) if mailed, when deposited in the mails,
(ii) if telegraphed, when received, or (iii) if delivered, upon delivery.

      SECTION 8. Miscellaneous.

            (a) No amendment of any provisions of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Secured Creditor, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Secured Creditor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) No failure on the part of the Secured Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Creditor provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

            (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability with invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision on any other jurisdiction.

            (d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall: (i) remain in full force and effect until the payment in full or release of the obligations and (ii) be binding on the Pledgor and its assigns and shall inure, together with all rights and remedies of the Secured Creditor hereunder, to the benefit of the Secured Creditor and its successors, transferees and assigns.

            (e) Upon the satisfaction in full of the Obligations, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Secured Creditor will, upon the Pledgor's request and at the Pledgor's expense,
(A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

            (f) This Agreement shall be governed by and construed in accordance with the law of the Commonwealth of Pennsylvania, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the Commonwealth of Pennsylvania.

      IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered as of the date first above written.

                                          GRAPHITE TECHNOLOGY GROUP, INC.


                                          By: /s/ James E. Olive
                                             --------------------------------
                                             Name:  James E. Olive
                                             Title: President

                                          BPK RESOURCES, INC.


                                          By: /s/ Christopher H. Giordano
                                             --------------------------------
                                             Name:  Christopher H. Giordano
                                             Title: President